SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2004

GOLD KIST INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	2-59958	58-0255560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E., Atlanta, Georgia 30346

(Addresses of Principal Executive Offices, including Zip Code)

(770) 393-5000

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events.

Gold Kist Inc. (the “Company”) herewith files a copy of the Purchase Agreement, dated March 5, 2004, among the Company, certain of its guarantor subsidiaries (collectively, the “Guarantor Subsidiaries”) and Credit Suisse First Boston LLC (“CSFB”), as representative of the several purchasers; the Registration Rights Agreement, dated as of March 5, 2004, among the Company, the Guarantor Subsidiaries and CSFB, as representative of the several purchasers; the Indenture, dated as of March 10, 2004, between the Company, the Guarantor Subsidiaries and U.S. Bank National Association as Trustee; the Form of 10¼% Senior Notes due 2014; the Fourth Amended and Restated Amended and Restated Credit Agreement dated as of March 10, 2004, with various banks and lending institutions, as lenders, and Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A., New York Branch, as agent; the Second Amendment dated as of March 10, 2004 to First Amended and Restated Credit Agreement with CoBank, ACB; and the Second Amendment dated as of March 10, 2004, to Second Consolidated, Amended and Restated Note Agreement with the Gateway Recovery Trust and the Prudential Insurance Company of America. All of these agreements were entered into in connection with the Company’s unregistered offering of $200 million principal amount of 10¼% senior notes due 2014.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated as of March 5, 2004, by and among the Company, the Guarantor Subsidiaries and Credit Suisse First Boston LLC, as representative of the several purchasers.

4.2	Indenture, dated March 10, 2004, by and between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of 10¼% Senior Notes due 2014 (included in Exhibit 4.2 filed herewith).

10.1	Fourth Amended and Restated Amended and Restated Credit Agreement dated as of March 10, 2004, with various banks and lending institutions, as lenders, and Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A., New York Branch, as agent.

10.2	Second Amendment dated as of March 10, 2004 to First Amended and Restated Credit Agreement with CoBank, ACB.

10.3	Second Amendment dated as of March 10, 2004, to Second Consolidated, Amended and Restated Note Agreement with the Gateway Recovery Trust and the Prudential Insurance Company of America.

99.1	Purchase Agreement, dated as of March 5, 2004, among the Company, certain of its guarantor subsidiaries and Credit Suisse First Boston LLC, as representative of the several purchasers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD KIST INC.

/s/ Stephen O. West
Stephen O. West
Chief Financial Officer and Treasurer

Date: March 12, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Registration Rights Agreement, dated as of March 5, 2004, by and among the Company, the Guarantor Subsidiaries and Credit Suisse First Boston LLC, as representative of the several purchasers.

4.2	Indenture, dated March 10, 2004, by and between the Company and U.S. Bank National Association, as Trustee.

4.3	Form of 10¼% Senior Notes due 2014 (included in Exhibit 4.2 filed herewith).

10.1	Fourth Amended and Restated Amended and Restated Credit Agreement dated as of March 10, 2004, with various banks and lending institutions, as lenders, and Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A., New York Branch, as agent.

10.2	Second Amendment dated as of March 10, 2004 to First Amended and Restated Credit Agreement with CoBank, ACB.

10.3	Second Amendment dated as of March 10, 2004, to Second Consolidated, Amended and Restated Note Agreement with the Gateway Recovery Trust and the Prudential Insurance Company of America.

99.1	Purchase Agreement, dated as of March 5, 2004, among the Company, certain of its guarantor subsidiaries and Credit Suisse First Boston LLC, as representative of the several purchasers.